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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

April 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2003. The net asset value per share at that date was $13.40. During the quarter, three $0.11 per share monthly dividends were declared and paid. In addition, on March 6, 2003, the fund announced an increase in its next three monthly dividends to $0.115 per share, payable on April 30, 2003, May 30, 2003 and June 30, 2003. The new dividend represents an increase of approximately 4.5% in the monthly rate.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Premium Income Realty Fund had a total return, based on income and change in net asset value, of 0.5%. This compares with the NAREIT Equity REIT Index's(a) total return of 0.7%.

    The recent quarter-end represents the third anniversary of the longest period in which REITs outperformed the broader stock market. They did so by a record margin, as shown in the following table.

                      ANNUALIZED TOTAL RETURN PERFORMANCE
                             Periods ended 3/31/03

                          NAREIT      S&P 500       NASDAQ
                          ------      -------       ------
1 year.................     -3.5%      -24.8%        -27.0%
2 years................      8.9%      -13.2%        -14.3%
3 years................     13.7%      -16.1%        -33.4%

    Despite the fact that the NAREIT index was up just 0.7% during the quarter, several underlying trends emerged that may portend changing leadership. As has been the case for several quarters, the total return leaders were the shopping center (8.3% total return), regional mall (7.0%), and industrial (2.7%) sectors. Laggards in the quarter once again included hotel (-20.5%) and apartment (-1.4%), but also included health care (-6.5%). During the month of March, changing trends were even more distinct as office was the single best performing sector, while health care was the worst.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1



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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


    With respect to office stocks, we believe that their valuations and depressed level of share prices have influenced recent performance. Meanwhile, there continues to be a strong bid in the private market for quality office assets, which we believe supports our estimates of asset values. In addition, we are beginning to detect that vacancy rates are in the process of peaking in some important markets. With our predicted resumption of economic growth in the second half, that important indicator may actually improve very shortly.

    We believe that the performance of the health care sector is the result of two factors. Foremost is that it appears that federal, state and local budget deficits are having a negative influence on reimbursement rates, thereby diminishing the profitability of facility operators and the growth prospects of the health care REITs. In addition, we suspect that investors may perceive the decline in interest rates -- which helped drive excellent returns from health care REITs over the past two years -- as beginning to reverse. During the quarter, we selectively reduced our health care weight, and we expect to continue to do so opportunistically going forward.

    As was the case with many sectors of the financial markets, REITs experienced volatility during the first three months of the year based on quickly changing expectations with respect to economic growth, interest rates and events leading up to the war in Iraq. REITs were also subject to some unique factors. Perhaps most significant were the varied interpretations and expectations of the Bush administration's proposal to eliminate the double taxation of corporate dividends. Since the proposal would not be a positive for REITs -- because REITs already don't pay taxes -- the market's initial reaction was that the proposal would have to be a negative. After some reflection, however, it has become clearer that the complexities of the proposed new rules make perceived advantages to non-REIT companies very hard to quantify and rely upon, perhaps even magnifying the benefits of the reliable, high dividend yields provided by REITs. Following the president's proposal, for example, two companies currently taxed as C corporations (Capital Trust and Catellus Corporation) announced their intentions to convert to REIT status, providing further evidence of REITs' continuing appeal.

    One issue that continues to be of paramount importance to investors in all asset classes is the future course of the U.S. economy. Once the Iraq war is behind us (and as long as there are no further geopolitical crises), the performance of stocks, bonds and real estate will depend entirely on a resumption of economic and job growth. Since fiscal and monetary policies could hardly be more accommodative than they are now, our assumption is that this stimulus will shortly work its way into the system and that the United States will be able to avert an economic crisis. Based upon the stock market's strong rally as the war began (with REITs fully participating), we suspect that investors are more confidently anticipating second half 2003 growth.

INVESTMENT OUTLOOK

    The investment performance of REITs over the past 18 months has marked a sharp change in attitudes of a broad range of investors. While we have never been proponents of analyzing funds' flows in order to gauge or

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                                       2




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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


predict investment performance, there is now convincing evidence that new sources of demand for REIT shares are having a strong influence on valuations. Emerging data suggest that significant capital is now flowing to the REIT industry, much of which we believe is permanent. This is in contrast to the late 1990s, when investor capital flowed into and out of the sector primarily as a result of changing price and profit momentum.

    Since Equity Office Properties became the first REIT to be added to the S&P 500 Index in October 2001, 17 other REITs have been added to this and two other major S&P indexes, creating demand for at least $3.6 billion worth of shares from index funds. Once these shares are purchased, they remain in these funds, subject to fund inflows and outflows, unless the company is deleted from the index. Based on the market capitalization of REITs relative to the broader market, it is our belief that there will be a continual increase in the number of REITs being added to these indexes. An additional source of permanent demand for REIT shares is the growing number of closed-end mutual funds that invest exclusively in REITs. These funds have a fixed capital structure -- their shares trade on major stock exchanges, and they do not allow for redemptions or liquidation. Therefore, these funds must remain fully invested in REITs. Over $4 billion has been raised within this structure and we expect more new funds to be created in the near future.

    One further source of demand for REIT shares is an array of retirement accounts. Whereas during the 1990s less than 1% of retirement accounts (such as 401k plans) offered real estate options, it is now estimated that nearly 10% of such plans include REIT mutual funds in their menus. It is our understanding that this number is increasing steadily, with many prominent financial institutions recently adopting the REIT option. In addition, a growing number of financial planners and advisors have accepted REITs as an asset class that deserves representation in investor portfolios. While we cannot estimate what proportion of open-end mutual fund inflows are from such sources, we are confident that the combination of these accounts, along with numerous individuals and advisors who adhere to asset allocation models, will continue to make significant ongoing contributions to the REIT asset class. Over the past 18 months, over $3 billion of cash has flowed into open-end REIT mutual funds. REITs have also become a popular component of the real estate allocations of other retirement accounts such as defined benefit plans. Based on the readings from various institutional investment services, it is estimated that a further $4 billion has been committed to REITs over this same time frame.

    Finally, with share prices of some REITs trading well below net asset value, more and more companies are opting to repurchase their shares rather than make new investments. Indeed, because property prices have held up extremely well, many REITs have become net sellers of property, using the cash proceeds to retire debt, fund share repurchase and, in some cases, just sit on the cash in anticipation of future acquisition opportunities. We estimate that there have been over $1.5 billion of share repurchases over the past year and a half. Offsetting this is the issuance of approximately $6.5 billion of common equity by other REITs during the same period.

    Adding these flows together, as shown below, we estimate that $10.2 billion of incremental demand for REIT shares has been created. In relation to the $160 billion equity market capitalization of the equity REIT universe, of

--------------------------------------------------------------------------------
                                       3



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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


which a large percentage is held by insiders and founding families, we consider this to be a significant proportion. While it may be difficult to extrapolate this trend into the future, our belief is that the factors underlying this trend will remain prominent in the near future.

                         RECENT DEMAND FOR REIT SHARES

Index additions..................  $ 3.6 billion
Closed-end funds.................    4.2
Open-end funds...................    3.4
Defined benefit plans............    4.0
Share repurchases................    1.5
Equity issuance..................   (6.5)
                                   -----
NET DEMAND.......................  $10.2 BILLION

    While the underlying demand for REITs may be substantial, the returns they generate will primarily be dependent on the course of real estate fundamentals. As we mentioned, a stronger economy that brings with it a resumption of job growth will be required in order for occupancies and rents to improve in almost every property type. In light of the economic stimulus currently in place and increased stimulus that may be provided by the tax reduction proposal now being considered by Congress, we believe it would be unprecedented if there were not a resumption of strong economic growth.

    Anticipating a strengthening economy, our investment strategy continues to emphasize the office, industrial and regional mall sectors. Despite headlines that suggest aggravated conditions in the office market, new construction has declined precipitously. This suggests to us that once demand begins to increase, both occupancies and rents will once again begin to grow. The industrial and mall sectors will also be direct beneficiaries of an improved economy. We have reduced our exposure to the health care sector due to its slower growth potential as well as its high sensitivity to interest rates. We remain cautious on the apartment sector due to a continued high level of construction, despite the decline in demand resulting from the strength of single-family housing.

    Irrespective of when economic growth finally accelerates, we believe the REIT industry overall remains extremely healthy, as it is strongly capitalized and generates cash flow comfortably in excess of current dividends. Despite a small handful of dividend cuts, 29 companies have already raised their dividend payouts this year. As dividends tend to drive REITs' long-term returns, these attractive dividend yields have the potential to make REITs even more popular with investors, especially in an environment where many analysts are lowering expectations for

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                                       4

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


most other asset classes. Consequently, we expect REITs to remain an important and growing component of investors' portfolios.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

--------------------------------------------------------------------------------
           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
              So visit us today at COHENANDSTEERS.COM

--------------------------------------------------------------------------------





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                                       5






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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD(a)
                                                         -----------   ------------   --------
EQUITIES                                      150.09%
  COMMON STOCK                                131.96%
    DIVERSIFIED                                13.87%
         Colonial Properties Trust....................       411,500   $ 13,612,420     8.04%
         Crescent Real Estate Equities Co. ...........     1,237,400     17,793,812    10.43
         Vornado Realty Trust.........................       763,400     27,329,720     7.60
                                                                       ------------
                                                                         58,735,952
                                                                       ------------
    HEALTH CARE                                14.19%
         Health Care Property Investors...............       472,400     15,754,540     9.96
         Health Care REIT.............................       530,800     13,906,960     8.93
         Nationwide Health Properties.................     1,268,000     16,293,800    14.32
         Ventas.......................................     1,221,400     14,168,240     9.22
                                                                       ------------
                                                                         60,123,540
                                                                       ------------
    INDUSTRIAL                                  7.37%
         First Industrial Realty Trust................       464,300     13,148,976     9.68
         Keystone Property Trust......................     1,050,000     18,060,000     7.56
                                                                       ------------
                                                                         31,208,976
                                                                       ------------
    OFFICE                                     42.26%
         Arden Realty.................................       758,400     17,200,512     8.91
         Boston Properties............................       533,700     20,227,230     6.44
         Brandywine Realty Trust......................     1,021,000     22,462,000     8.00
         CarrAmerica Realty Corp. ....................       669,500     16,971,825     7.89
         Equity Office Properties Trust...............     1,472,600     37,477,670     7.86
         Highwoods Properties.........................       893,100     18,254,964    11.45
         Mack-Cali Realty Corp. ......................       850,900     26,352,373     8.14
         Prentiss Properties Trust....................       740,000     20,054,000     8.27
                                                                       ------------
                                                                        179,000,574
                                                                       ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

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                                       6



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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD
                                                         -----------   ------------   --------
    OFFICE/INDUSTRIAL                          12.39%
         Kilroy Realty Corp. .........................       114,100   $  2,521,610     8.96%
         Liberty Property Trust.......................       856,800     26,817,840     7.67
         Mission West Properties......................       898,700      8,447,780    10.21
         Reckson Associates Realty Corp. .............       780,900     14,680,920     9.04
                                                                       ------------
                                                                         52,468,150
                                                                       ------------
    RESIDENTIAL -- APARTMENT                   20.12%
         Archstone-Smith Trust........................       878,300     19,287,468     7.79
         AvalonBay Communities........................       547,500     20,202,750     7.59
         Camden Property Trust........................       464,700     15,056,280     7.84
         Gables Residential Trust.....................       414,500     11,092,020     9.01
         Home Properties of New York..................       364,400     12,098,080     7.35
         Post Properties..............................       245,200      5,921,580     7.45
         Summit Properties............................        84,500      1,563,250     7.30
                                                                       ------------
                                                                         85,221,428
                                                                       ------------
    SHOPPING CENTER                            21.76%
       COMMUNITY CENTER                         8.51%
         Developers Diversified Realty Corp. .........       159,800      3,859,170     6.79
         Federal Realty Investment Trust..............       334,700     10,164,839     6.39
         Heritage Property Investment Trust...........       250,400      6,272,520     8.38
         Kramont Realty Trust.........................       152,500      2,287,500     8.67
         Ramco-Gershenson Properties Trust............       613,400     13,476,398     7.65
                                                                       ------------
                                                                         36,060,427
                                                                       ------------
       REGIONAL MALL                           13.25%
         CBL & Associates Properties..................       133,500      5,418,765     6.45
         Glimcher Realty Trust........................       488,700      9,383,040    10.00
         Macerich Co. ................................       637,200     20,186,496     7.20
         Mills Corp. .................................       672,200     20,972,640     7.24
         Taubman Centers..............................         7,200        122,616     6.11
                                                                       ------------
                                                                         56,083,557
                                                                       ------------
         TOTAL SHOPPING CENTER........................                   92,143,984
                                                                       ------------
              TOTAL COMMON STOCK (Identified
                cost -- $579,160,902).................                  558,902,604
                                                                       ------------

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                                       7



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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)


                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD
                                                         -----------   ------------   --------
PREFERRED STOCK                                18.13%
DIVERSIFIED                                     1.17%
         Colonial Properties Trust, 8.75%, Series A...         7,600   $    192,508     8.65%
         Crescent Real Estate Equities Co., 6.75%,
            Series A (Convertible)....................        10,900        208,517     8.83
         Crescent Real Estate Equities Co., 9.50%,
            Series B..................................        89,100      2,265,813     9.36
         Newcastle Investment Corp., 9.75%, Series
            B.........................................        91,600      2,294,580     9.74
                                                                       ------------
                                                                          4,961,418
                                                                       ------------

    HEALTH CARE                                 0.26%
         Health Care Property Investors, 8.70%, Series
            B.........................................        12,900        326,241     8.62
         Health Care Property Investors, 8.60%, Series
            C.........................................         4,000        100,560     8.55
         Health Care REIT, 8.875%, Series B...........        26,400        669,240     8.76
                                                                       ------------
                                                                          1,096,041
                                                                       ------------
    HOTEL                                       1.38%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible).............................        26,500        429,300    12.04
         FelCor Lodging Trust, 9.00%, Series B........        33,200        597,268    12.51
         Host Marriott Corp., 10.00%, Series A........        14,100        319,365    11.04
         Host Marriott Corp., 10.00%, Series B........        73,500      1,653,750    11.11
         Host Marriott Corp., 10.00%, Series C........        98,800      2,176,564    11.35
         LaSalle Hotel Properties, 10.25%, Series A...        25,400        651,510     9.98
                                                                       ------------
                                                                          5,827,757
                                                                       ------------
    INDUSTRIAL                                  0.98%
         Centerpoint Properties Trust, 8.48%, Series
            A.........................................        10,000        253,600     8.36
         Keystone Property Trust, 9.125%, Series D....       149,900      3,912,390     8.74
                                                                       ------------
                                                                          4,165,990
                                                                       ------------
    OFFICE                                      3.52%
         Alexandria Real Estate Equities, 9.10%,
            Series B..................................         2,000         53,960     8.45
         CarrAmerica Realty Corp., 8.57%, Series B....           123          3,117     8.45
         CarrAmerica Realty Corp., 8.55%, Series C....        37,900        957,354     8.47
         HRPT Properties Trust, 8.75%, Series B(a)....       400,000     10,436,000     8.39
         Highwoods Properties, 8.625%, Series A(b)....         2,679      2,571,003     8.99
         Highwoods Properties, 8.00%, Series D........        37,000        865,430     8.55
                                                                       ------------
                                                                         14,886,864
                                                                       ------------

-------------------
(a) 120,000 shares segregated as collateral for the interest rate swap transactions (see Note 1).

(b) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                       8

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD
                                                         -----------   ------------   --------
OFFICE/INDUSTRIAL                               0.41%
         Reckson Associates Realty Corp., 7.625%,
          Series A....................................        73,300   $  1,733,545     8.08%
                                                                       ------------

    RESIDENTIAL -- APARTMENT                    0.35%
         Apartment Investment & Management Co.,
            9.375%, Series G..........................         2,500         66,225     8.83
         Apartment Investment & Management Co.,
            10.10%, Series Q..........................         5,800        152,424     9.63
         Apartment Investment & Management Co.,
            10.00%, Series R..........................           100          2,639     9.47
         Post Properties, 8.50%, Series A.............        12,000        628,800     8.11
         United Dominion Realty Trust, 8.60%, Series
            B.........................................        25,000        658,750     8.16
                                                                       ------------
                                                                          1,508,838
                                                                       ------------
    SHOPPING CENTER                            10.06%
       COMMUNITY CENTER                         2.70%
         Commercial Net Lease Realty, 9.00%, Series
            A.........................................        28,000        721,280     8.73
         Developers Diversified Realty Corp., 8.68%,
            Series D..................................         9,500        238,450     8.65
         Developers Diversified Realty Corp., 8.60%,
            Series F..................................        23,200        597,400     8.35
         Federal Realty Investment Trust, 8.50%,
            Series B..................................        20,000        528,000     8.07
         New Plan Excel Realty Trust, 8.625%, Series
            B.........................................       174,300      4,376,673     8.60
         Ramco-Gershenson Property Trust, 9.50%,
            Series B..................................       189,100      4,968,602     9.06
                                                                       ------------
                                                                         11,430,405
                                                                       ------------
       OUTLET CENTER                            0.83%
         Chelsea Property Group, 8.375%, Series A(c)..        70,800      3,537,791     8.39
                                                                       ------------
       REGIONAL MALL                            6.53%
         Crown American Realty Trust, 11.00%, Series
            A.........................................        98,300      5,593,270     9.67
         Mills Corp., 9.00%, Series B(d)..............       714,100     18,423,780     8.72
         Mills Corp., 9.00%, Series C.................       140,000      3,619,000     8.70
                                                                       ------------
                                                                         27,636,050
                                                                       ------------
         TOTAL SHOPPING CENTER........................                   42,604,246
                                                                       ------------
              TOTAL PREFERRED STOCK
                (Identified cost -- $75,269,162)......                   76,784,699
                                                                       ------------
              TOTAL EQUITIES
                (Identified cost -- $654,430,064).....                  635,687,303
                                                                       ------------

-------------------
(c) The fund prices this security at fair value using procedures approved by the fund's board of directors.

(d) 141,000 shares segregated as collateral for the interest rate swap transactions (see Note 1).

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                                       9

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)


                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                         -----------   ------------
CORPORATE BOND                                  4.03%
       Developers Diversified Realty Corp., 7.50%, due
         7/15/18......................................   $ 3,000,000   $  2,913,525
       Host Marriott, LP, 9.50% due 1/15/07...........     5,000,000      5,006,250
       HMH Properties, 7.875%, due 8/1/08.............     4,000,000      3,780,000
       Ventas Realty, LP., 9.00%, due 5/1/12..........     5,000,000      5,375,000
                                                                       ------------

              TOTAL CORPORATE BOND
                (Identified cost -- $16,232,391)......                   17,074,775
                                                                       ------------
COMMERCIAL PAPER                                3.06%
       United Bank of Switzerland Financial, 1.28%,
         due 4/1/03 (Identified cost --
         $12,938,000).................................    12,938,000     12,938,000
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $683,600,455) .....................  157.18%                  665,700,078
LIABILITIES IN EXCESS OF OTHER ASSETS ......    (0.51)%                  (2,167,097)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
  SHARES: SERIES M, SERIES T, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share based on
  2,400 shares outstanding per class)  .....   (56.67)%                (240,000,000)
                                               ------                  ------------
NET ASSETS -- COMMON STOCK (Equivalent to
  $13.40 per share based on 31,607,435 shares
  of capital stock outstanding) .............  100.00%                 $423,532,981
                                               ------                  ------------
                                               ------                  ------------


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                                       10



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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products and with UBS Warburg. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 120,000 shares of HRPT Properties Trust, 8.75%, Series B and 141,000 shares of Mills Corp., 9.00%, Series B as collateral for the interest rate swap transactions. Details of the interest rate swap transactions at March 31, 2003 are as follows:

                                                         FLOATING RATE(a)
                                    NOTIONAL     FIXED        (RESET      TERMINATION     UNREALIZED
          COUNTERPARTY               AMOUNT       RATE       MONTHLY)        DATE        DEPRECIATION
---------------------------------  -----------   ------   --------------  -----------   --------------
Merrill Lynch Derivative
  Products.......................  $38,000,000   2.930%       1.300%      10/18/2005     $  (833,138)
Merrill Lynch Derivative
  Products.......................  $38,000,000   3.660%       1.300%      10/18/2007     $(1,138,882)
Merrill Lynch Derivative
  Products.......................  $38,000,000   4.160%       1.300%      10/18/2009     $(1,328,045)
UBS Warburg......................  $22,000,000   2.920%       1.300%      10/18/2005     $  (476,859)
UBS Warburg......................  $22,000,000   3.642%       1.300%      10/18/2007     $  (642,746)
UBS Warburg......................  $22,000,000   4.165%       1.300%      10/18/2009     $  (775,434)
                                                                                         -----------
                                                                                         $(5,195,104)
                                                                                         -----------
                                                                                         -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

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                                       11

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2003 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2002............                 $431,452,517            $13.67
    Net investment income..................  $ 10,984,765                  $ 0.35
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions........................    (8,157,910)                  (0.27)
Distributions from net investment income
  to:
    Common shareholders....................   (10,424,425)                  (0.33)
    Preferred shareholders.................      (778,200)                  (0.02)
                                                                           ------
Capital stock transactions:
    Distributions reinvested...............       456,234
                                             ------------
Net decrease in net asset value............                   (7,919,536)            (0.27)
                                                            ------------            ------
End of period: 3/31/2003...................                 $423,532,981            $13.40
                                                            ------------            ------
                                                            ------------            ------

                                 TOTAL RETURN(b)
                   (PERIOD ENDED MARCH 31, 2003) (UNAUDITED)

                           SINCE INCEPTION (8/30/02)
                                     -1.42%

                         REINVESTMENT PLAN
    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.


    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.


-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(b) Based on net asset value.

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                                       12

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal
    information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal
    information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.


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                                       13

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                         COHEN & STEERS
                EQUITY INCOME FUND                                        REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                  FOR TOTAL RETURN:

                 COHEN & STEERS                                         COHEN & STEERS
                SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       14

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and president                (212) 832-3232

 Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                  The Bank of New York
 Director                              100 Church Street
                                       New York, NY 10007
 Greg E. Brooks
 Vice president                        LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
 Adam Derechin                         425 Lexington Avenue
 Vice president and assistant          New York, NY 10017
 treasurer
                                       New York Stock Exchange Symbol: RPF
 Lawrence B. Stoller                   Web site: cohenandsteers.com
 Assistant secretary
                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.


--------------------------------------------------------------------------------
                                       15

COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                                 COHEN & STEERS
                            PREMIUM INCOME REALTY FUND

                              -------------------

                                QUARTERLY REPORT
                                 MARCH 31, 2003